SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2005

Morgan Stanley

(Exact name of registrant as specified in its charter)

Delaware	1-11758	36-3145972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other	Events

On August 17, 2005, Morgan Stanley (the “Company”) announced that its Board of Directors had approved management’s recommendation to sell the Company’s aircraft leasing business. The Company is filing this Current Report on Form 8-K (the “Form 8-K”) to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2004 (the “2004 Form 10-K”) and Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2005 and May 31, 2005 for discontinued operations that have resulted from the classification of the Company’s aircraft leasing business to “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS No. 144”). In accordance with SFAS No. 144, revenues and expenses associated with the Company’s aircraft leasing business have been classified as discontinued operations in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended August 31, 2005 that was filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2005.

Under requirements of the SEC, the same classification as discontinued operations required by SFAS No. 144 is also required for previously issued financial statements for each of the three years presented in the Company’s 2004 Form 10-K and for the periods presented in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2005 and May 31, 2005, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the announcement of the proposed sale of the aircraft leasing business. This reclassification has no effect on the Company’s reported net income for any reporting period.

The net (loss) gain from discontinued operations that has been recast from continuing operations was as follows (dollars in millions):

Fiscal 2004	Fiscal 2003	Fiscal 2002	Fiscal 2001	Fiscal 2000
$(103)	$(233)	$(82)	$(73)	$14

Beginning in the third quarter of fiscal 2005, the Company renamed three of its business segments. The Individual Investor Group was renamed “Retail Brokerage,” Investment Management was renamed “Asset Management” and Credit Services was renamed “Discover.” In addition, beginning in the third quarter of fiscal 2005, the principal components of the residential mortgage loan business previously included in the Discover business segment are managed by and included within the results of the Institutional Securities business segment.

The historical financial information in Exhibits 99.1, 99.2, 99.3 and 99.4 has been revised and updated from its previous presentation solely to reflect the reclassifications for discontinued operations and the transfer of the principal components of the residential mortgage loan business from the Discover business segment to the Institutional Securities business segment described above for the following periods:

•	fiscal years ended November 30, 2004, 2003, 2002, 2001 and 2000

•	three months ended February 28, 2005, February 29, 2004, May 31, 2005 and May 31, 2004

•	six months ended May 31, 2005 and May 31, 2004

There is no requirement to update or modify any other disclosures included in the 2004 Form 10-K and the Quarterly Reports on Form 10-Q for the quarterly periods ended February 28, 2005 and May 31, 2005.

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Item 9.01. Financial	Statements and Exhibits

15	Letter of awareness from Deloitte & Touche LLP, dated October 12, 2005, concerning unaudited interim financial information.

23.1	Consent of Deloitte & Touche LLP

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Airclaims Limited.

99.1	Consolidated Financial Statements and notes thereto recast for discontinued operations and the transfer of the principal components of the residential mortgage loan business from the Discover business segment to the Institutional Securities business segment for the fiscal years ended November 30, 2004, 2003, and 2002 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part II, Item 8 and Item 7, respectively, of the 2004 Form 10-K filed with the SEC on February 11, 2005).

99.2	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations and the transfer of the principal components of the residential mortgage loan business from the Discover business segment to the Institutional Securities business segment for the three months ended February 28, 2005 and February 29, 2004 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I, Item 1 and Item 2, respectively, of the Quarterly Report on Form 10-Q for the quarter ended February 28, 2005 filed with the SEC on April 6, 2005).

99.3	Condensed Consolidated Financial Statements and notes thereto recast for discontinued operations and the transfer of the principal components of the residential mortgage loan business from the Discover business segment to the Institutional Securities business segment for the three and six months ended May 31, 2005 and May 31, 2004 and Management’s Discussion and Analysis of Financial Condition and Results of Operations (which replaces and supersedes Part I, Item 1 and Item 2, respectively, of the Quarterly Report on Form 10-Q for the quarter ended May 31, 2005 filed with the SEC on July 8, 2005).

99.4	Selected Financial Data recast for discontinued operations for the fiscal years ended November 30, 2004, 2003, 2002, 2001 and 2000 (which replaces and supersedes Part II, Item 6 of the 2004 Form 10-K filed with the SEC on February 11, 2005).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MORGAN STANLEY (Registrant)

By:	/s/ DAVID H. SIDWELL
David H. Sidwell, Chief Financial Officer

By:	/s/ PAUL C. WIRTH
Paul C. Wirth, Controller

Date: October 12, 2005

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